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                                  EXHIBIT 99.1



FOR IMMEDIATE RELEASE
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[VERADO LOGO]


         Verado Announces Management Change

         DENVER, Colo. (December 20, 2001) Verado announced today that J. Thomas McGrath is no longer President and Chief Executive Officer of the Company. Steven D. Butler has been named President and Chief Operating Officer and will retain his position as Chief Financial Officer. Donald L. Sturm remains Chairman of the Board of Directors.


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